UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016 (June 30, 2016)

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
As previously disclosed, on August 3, 2015 (the “Petition Date”) Alpha Natural Resources, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) for reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: Alpha Natural Resources, Inc., et al., Case No. 15-33896 (the "Bankruptcy Case").
DIP Credit Agreements
Also as previously disclosed, the Debtors filed a motion (the “DIP Motion”) on the Petition Date seeking authorization to use cash collateral and to approve financing (the “DIP Financing”) under (i) that certain Superpriority Secured Debtor-in-Possession Credit Agreement by and among the Company as borrower (“Borrower”), certain Debtors party thereto as guarantors, the lenders party thereto (the “First Out DIP Lenders”) and Citibank, N.A. (the “First Out Agent”) as Administrative Agent and Collateral Agent (as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 thereto, and as may be further amended from time to time, the “First Out DIP Credit Agreement”) and (ii) that certain Superpriority Secured Second Out Debtor-in-Possession Credit Agreement by and among the Company as borrower, certain Debtors party thereto as guarantors, the lenders party thereto (the “Second Out DIP Lenders” and, together with the First Out DIP Lenders, the “DIP Lenders”), the issuing banks thereto and Citicorp North America, Inc. as Administrative Agent and Collateral Agent (the “Second Out DIP Credit Agreement” and, together with the First Out DIP Credit Agreement, the “DIP Credit Agreements”). On August 4, 2015, the Bankruptcy Court issued an interim order approving the DIP Financing on an interim basis (Docket No. 82), and on September 17, 2015, the Bankruptcy Court issued a final order approving the DIP Financing on a final basis (Docket No. 465) (as supplemented by the Supplemental DIP Financing Order Authorizing, Pursuant to 11 U.S.C. §§105, 363 and 364, (I) Amendment to the DIP Financing and (II) Waiver of Bankruptcy Rule 6004(h) Stay (Docket No. 973)).
Sixth DIP Amendment
On June 30, 2016, the Debtors executed that certain Amendment No. 6 to Superpriority Secured Debtor-in-Possession Credit Agreement (the “Sixth DIP Amendment”), which contains certain amendments to the First Out DIP Credit Agreement as summarized below.
Milestones
The Sixth DIP Amendment contains the following amended milestones relating to the Bankruptcy Case:

-
On or prior to July 12, 2016, the Bankruptcy Court shall have entered an order, in form and substance reasonably acceptable to the Required Lenders (as defined in the First Out DIP Credit Agreement), approving and confirming the Agreed Chapter 11 Plan.

-	On or prior to July 31, 2016, the effective date of the Agreed Chapter 11 Plan shall have occurred.

Negative Covenants
Capital Expenditures
The Sixth DIP Amendment amends and restates the following negative covenant related to Capital Expenditures under Section 6.10(b) of the First Out DIP Credit Agreement:
The Borrower is restricted from making or becoming legally obligated to make any Capital Expenditure, except for Capital Expenditures (excluding PLR Capex) in the ordinary course of business not exceeding, in a cumulative amount for the Borrower and its Subsidiaries on a consolidated basis: (i) for the period from and including February 26, 2016 to and including April 1, 2016, $23,100,000 (in the aggregate), (ii) subject to Section 6.16 of the First Out DIP Credit Agreement, for the period from and including February 26, 2016 to and including May 20, 2016, $47,200,000 (in the aggregate); (iii) for the period from and including May 20, 2016 to and including June 24, 2016, $21,200,000 (in the aggregate) and (iv) for the period from and including May 20, 2016 to and including August 5, 2016, $52,700,000 (in the aggregate).
The Sixth DIP Amendment deletes in its entirety the following negative covenant related to Capital Expenditures under Section 6.10(c) of the First Out DIP Credit Agreement:
The Borrower is restricted from making or becoming legally obligated to make to make any Capital Expenditure in respect of Pennsylvania Land Resources, LLC (“PLR”) or its related businesses (“PLR Capex”), except for PLR Capex in the ordinary course of business not exceeding, in a cumulative amount for the Borrower and its Subsidiaries on a consolidated basis: (i) for the period starting from November 1, 2015 and ending on January 8, 2016, $15,000,000 (in the aggregate), (ii) for the period from and including February 26, 2016 to and including April 1, 2016, $3,500,000 (in the aggregate), (ii) for the period from and including February 26, 2016 to and including May 20, 2016, $12,300,000 (in the aggregate) and (iii) for any period ending after May 20, 2016, in the amounts as may be agreed among the parties.
Minimum Consolidated Liquidity
The Sixth DIP Amendment amends negative covenants related to minimum levels of Consolidated Liquidity as follows:
(1) Deletes the following threshold for minimum Consolidated Liquidated under Section 6.14(iii) of the First Out DIP Credit Agreement:

Week Ended	Minimum Liquidity
May 20, 2016	$1,053.6 million

(2) Provides, pursuant to Section 6.14(iv) of the First Out DIP Credit Agreement, that the Borrower shall not permit Consolidated Liquidity as of the close of business on any Business Day from and after May 20, 2016 to be less than the amount specified in the following table:

Week Ended	Minimum Liquidity
May 20, 2016	$1,026.0 million
May 27, 2016	$1,005.9 million
June 3, 2016	$963.4 million
June 10, 2016	$954.1 million
June 17, 2016	$939.6 million
June 24, 2016	$935.5 million
July 1, 2016	$927.5 million
July 8, 2016	$925.5 million
July 15, 2016	$912.3 million
July 22, 2016	$889.4 million
July 29, 2016	$862.2 million
August 5, 2016	$838.6 million

The foregoing description of the Sixth DIP Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth DIP Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
Exhibit 10.1
Amendment No. 6 to Superpriority Secured Debtor-In-Possession Credit Agreement dated as of June 30, 2016 by and among Alpha Natural Resources, Inc., as borrower, certain subsidiaries of Alpha Natural Resources, Inc. as guarantors party thereto from time to time, the lenders party thereto from time to time, the issuing banks party thereto from time to time, Citibank, N.A. as administrative agent and other agents party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

Date: July 1, 2016	By:	/s/ William L. Phillips III
Name: William L. Phillips III
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1
Amendment No. 6 to Superpriority Secured Debtor-In-Possession Credit Agreement dated as of June 30, 2016 by and among Alpha Natural Resources, Inc., as borrower, certain subsidiaries of Alpha Natural Resources, Inc. as guarantors party thereto from time to time, the lenders party thereto from time to time, the issuing banks party thereto from time to time, Citibank, N.A. as administrative agent and other agents party thereto.